Exhibit 10.6

FIRST AMENDMENT TO STOCK PLEDGE AND ESCROW AGREEMENT

This FIRST AMENDMENT TO STOCK PLEDGE AND ESCROW AGREEMENT (this “Amendment”), dated as of June 2, 2011, amends that certain Stock Pledge and Escrow Agreement (the “Pledge Agreement”) dated as of August 16, 2010, between The Amacore Group, Inc., a Delaware corporation (“Pledgor”), and Vicis Capital Master Fund, a series of the Vicis Capital Master Trust, a trust formed under the laws of the Cayman Islands (the “Vicis”), and Quarles & Brady LLP, as escrow agent (“Escrow Agent”). Capitalized terms used in this Amendment without definition shall have the respective meanings ascribed to them in the Pledge Agreement.

R E C I T A L S

WHEREAS, Vicis and Pledgor are parties to a Securities Purchase Agreement dated June 2, 2011 (the “June Purchase Agreement”), whereby Pledgor agrees to sell to Vicis up to $2,500,000 in principal amount of its 15% Senior Secured Convertible Notes due June 30, 2012 (the “2012 Notes”), in exchange for up to $2,500,000 cash (the “Purchase Price”).

WHEREAS, it is a condition precedent to Vicis entering into the June Purchase Agreement that Pledgor execute and deliver to Vicis a first amendment to the Pledge Agreement in the form hereof.  This is the Pledge Amendment referred to in the June Purchase Agreement.

AGREEMENTS

In consideration of the recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor hereby agrees with Vicis, as follows:

1.	Definition of Notes. Recital B. of the Pledge Agreement shall be deleted and shall be replaced in its entirety with the following:

B.           Pursuant to the Securities Purchase Agreement dated August 16, 2010 between Pledgor and Vicis, Vicis has agreed to make a loan of up to $5,000,000 (the “Loan”) to Pledgor, to be evidenced (in accordance with the Securities Purchase Agreement dated June 2, 2011 between Pledgor and Vicis (the “June Purchase Agreement”)) by one or more Amended and Restated 15% Senior Secured Convertible Notes due June 30, 2012, and pursuant to the June Purchase Agreement, Vicis has agreed to make a loan of up to $2,500,000 to Pledgor, to be evidenced by one or more 15% Senior Secured Convertible Notes due June 30, 2012 (each such amended and restated note due June 30, 2012, and each such note due June 30, 2012, a “Note” and collectively, the “Notes”).

2.	Schedule 1. Schedule 1 of the Pledge Agreement is hereby deleted in its entirety and replaced with the new Schedule 1 attached hereto.

3.
Execution.  This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile or in other electronic form, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

4.	Governing Law. The validity, construction and effect of this Amendment shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of law).

5.
Ratification.  Except as expressly amended pursuant to this Amendment, all terms and conditions of the Pledge Agreement are hereby ratified and confirmed in all respects and shall continue in full force and effect.  All references to the Pledge Agreement shall hereafter refer to such Pledge Agreement, as amended hereby.

6.	Conflict. In the event of any conflict between the Pledge Agreement and this Amendment, the terms of this Amendment shall govern.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned has caused this Pledge and Escrow Agreement to be duly executed and delivered as of the date first above written.

THE AMACORE GROUP, INC.

By:  /s/ Jay Shafer
         Name:  Jay Shafer
         Title:  Chief Executive Officer

VICIS CAPITAL MASTER FUND
   By: Vicis Capital LLC

By:  /s/ Keith W. Hughes
         Name:  Keith W. Hughes
         Title:  Chief Financial Officer
                Vicis Capital, LLC

Accepted and Agreed by:

ESCROW AGENT:
QUARLES & BRADY LLP

By:  /s/ Hoyt R. Stastney
          Hoyt R. Stastney, Partner

Signature Page to First Amendment to Pledge Agreement

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Schedule 1

Issuer	Class of Interest	Stock Certificate No.	No. of Shares Pledged

Amacore Direct Marketing, Inc.	Common	1	250,000
LifeGuard Benefits Services, Inc.	Common	TAG 00711	1,101,641
LifeGuard Benefits Services, Inc.	Common	TAG 00712	164,857
LifeGuard Benefits Services, Inc.	Common	TAG 00713	273,527
LifeGuard Benefits Services, Inc.	Common	TAG 00714	267,970
LifeGuard Benefits Services, Inc.	Common	TAG 00715	267,970
LifeGuard Benefits Services, Inc.	Common	TAG 00716	52,483
LifeGuard Benefits Services, Inc.	Common	TAG 00717	74,093
LifeGuard Benefits Services, Inc.	Common	TAG 00718	44,950
JRM Benefits, LLC	N/A	N/A	N/A
On The Phone, Inc.	Common	2	10,000
US Healthcare Plans, Inc.	Common	2	1,000,000
US Health Benefits Group, Inc.	Common	2	10,000
Zurvita Holdings, Inc.	Common	1169	25,000,000
Zurvita Holdings, Inc.	Common	1170	12,210,000
TeleProtect 800, LLC	N/A	N/A	N/A
Amacore Dental, LLC	N/A	N/A	N/A
Amacore Vision, LLC	N/A	N/A

ACKNOWLEDGMENT AND CONSENT

The undersigned is an Issuer referred to in the Stock Pledge and Escrow Agreement, dated as of August 16, 2010, made by Pledgor (as defined therein) in favor of Vicis (as defined therein) (as amended, supplemented or otherwise modified from time to time, the “Pledge Agreement”), and hereby acknowledges receipt of a copy of the foregoing First Amendment to Stock Pledge and Escrow Agreement, dated as of June 2, 2011, made by Pledgor  in favor of Vicis (the “Amendment”) amending the Pledge Agreement.  The undersigned agrees for the benefit of Vicis as follows:

1.        The undersigned will be bound by the terms of the Pledge Agreement, as amended by the Amendment, and will comply with such terms insofar as such terms are applicable to the undersigned.

2.        The undersigned will notify Vicis promptly in writing of the occurrence of any of the events described in paragraph 5(a) of the Pledge Agreement.

[ISSUER NAME] By: _______________________________________